SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2003

GENUINE PARTS COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	001-05690	58-0254510

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2999 Circle 75 Parkway, Atlanta, GA 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 953-1700

(Registrant’s Telephone Number, including Area Code)

SIGNATURE
INDEX TO EXHIBITS
PRESS RELEASE DATED 4/17/03

Item 9. Regulation FD Disclosure

     On April 17, 2003, Genuine Parts Company (the “Company”) issued a press release setting forth the Company’s 1st quarter 2003 earnings. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUINE PARTS COMPANY

	By:	/s/ Jerry W. Nix Name: Jerry W. Nix Title: Executive Vice President – Finance (Principal Financial Officer)

Date: April 17, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 17, 2003.